UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: February 20, 2018
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

Execution of Supplemental Indenture

On February 20, 2018, in connection with the previously announced cash tender offers (the “Tender Offers”) and related consent solicitations by Darden Restaurants, Inc. (the “Company”) for any and all of its outstanding 6.000% Senior Notes due 2035 (the “2035 Notes) and 6.800% Senior Notes due 2037 (the “2037 Notes”), having received the necessary consents from holders of the 2037 Notes, the Company entered into a First Supplemental Indenture dated as of February 20, 2018 to the Indenture dated as of January 1, 1996, all between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee (the “First Supplemental Indenture”). Under the terms of the First Supplemental Indenture, the Indenture terms are amended and supplemented with respect to the 2037 Notes to, among other things, (i) eliminate certain restrictive covenants and events of default, (ii) modify notice requirements for redemption and (iii) modify certain other provisions with respect to the 2037 Notes.

The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the First Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

Completion of the Tender Offer and Consent Solicitation

On February 22, 2018, the Company issued a press release announcing the final tender results for the Tender Offers and related consent solicitations for any and all of the 2035 Notes and the 2037 Notes. The press release, entitled “Darden Restaurants Announces Final Results for Cash Tender Offers and Consent Solicitations for its 6.000% Senior Notes due 2035 and 6.800% Senior Notes due 2037”, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
4.1
First Supplemental Indenture dated as of February 20, 2018 to the Indenture dated as of January 1, 1996, all between the Company and Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association, formerly known as Norwest Bank Minnesota, National Association), as Trustee.

99.1
Press Release of Darden Restaurants, Inc. dated February 22, 2018, entitled, “Darden Restaurants Announces Final Tender Results for Cash Tender Offers and Consent Solicitations for its 6.000% Senior Notes due 2035 and 6.800% Senior Notes due 2037.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Ricardo Cardenas
Ricardo Cardenas
Senior Vice President, Chief Financial Officer
Date: February 22, 2018

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